Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2014 (the “Report”) of ICF International, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Sudhakar Kesavan, Chairman and Chief Executive Officer of the Registrant, hereby certify that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 27, 2015	By:	/s/ SUDHAKAR KESAVAN
Sudhakar Kesavan Chairman and Chief Executive Officer (Principal Executive Officer)